                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Sierra Prime Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

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     (4)  Date Filed:

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

                               IMPORTANT NEWS FOR
                            SIERRA PRIME INCOME FUND
                                  SHAREHOLDERS

 While we encourage you to read the full text of the enclosed proxy statement, here is a brief overview of major matters to be voted upon.

                                     Q & A
--------------------------------------------------------------------------------

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Great Western Financial Corporation, the parent company of the investment adviser, has merged with Washington Mutual, Inc. ("Washington Mutual"), the corporate parent of Composite Research & Management Co. ("Composite"), which is also an investment adviser. Washington Mutual has decided to consolidate its investment advisory businesses into a single entity and has recommended the consolidation of the Sierra Family of Funds and the mutual funds managed by Composite (the "Composite Funds") into a single family of funds with a common board of Trustees and a common investment adviser. As a result, you are being asked to (1) elect a Board of Trustees that includes the current disinterested Trustees of Sierra Prime Income Fund (the "Fund") and the current directors of the Composite Funds, (2) approve Composite as the Fund's new investment adviser, and (3) reapprove the sub-advisory agreement, which would otherwise terminate upon the proposed change of investment adviser.

Q. HOW WILL THIS AFFECT MY ACCOUNT?

A. Generally, none of the proposals will affect your account. You will continue to be a shareholder of the Fund and will continue to receive the same shareholder services. Further, the Fund will continue to seek its current investment objective, following its current investment policies. The current investment sub-adviser will continue to provide portfolio management services for the Fund. The new investment advisory and sub-advisory arrangements will not increase the overall fees paid by the Fund.

Q. WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) or by telephone will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of the Fund.

Q. HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each item proposed on the enclosed proxy card.

Q. WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Composite, the Fund's proposed new investment adviser, or its affiliates will pay for expenses relating to the shareholder meeting. The Fund will not pay any expenses relating to the shareholder meeting.

Q. HOW DO I VOTE MY SHARES?

A. You may vote by mail, phone, fax or in person at the Special Meeting. To vote by mail, sign and send us the enclosed proxy card in the envelope provided. You can fax your vote by signing the proxy card and faxing both sides of the card to 1-212-269-2796. D.F. King & Co., the proxy solicitor, can accept your vote over the phone anytime between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday -- simply call 1-800-848-3374. Finally, you can vote in person at the Special Meeting on December 23, 1997.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please call us at 1-800-848-3374 between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday.


                                  S I E R R A
                                     PRIME
                                  INCOME FUND

                   ------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 23, 1997

                   -----------------------------------------


TO THE SHAREHOLDERS OF THE SIERRA PRIME INCOME FUND:

     You are cordially invited to attend a special meeting of the Sierra Prime Income Fund (the "Fund"), a Massachusetts business trust, on December 23, 1997 at 11:00 a.m. Pacific Time or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation, 9301 Corbin Avenue, Suite 333, Northridge, California 91324. Shareholders of the Fund will be asked to consider the proposals set forth below and to transact such other business as may be properly brought before the Special Meeting:

     PROPOSAL 1:  To consider and act upon a proposal to elect a Board of
                  Trustees.

     PROPOSAL 2:  To approve a new Investment Management Agreement between the
                  Fund and Composite Research & Management Co. ("Composite").

     PROPOSAL 3:  To approve a new Investment Sub-Advisory Agreement for the
                  Fund between Composite and Van Kampen American Capital Management Inc.

     Only shareholders of the Fund at the close of business on October 29, 1997 are entitled to notice of, and to vote at, the Special Meeting.

     Whether or not you expect to be present at the Special Meeting, please either vote your proxy by calling 1-800-848-3374 or complete and promptly return the enclosed proxy card. A postage paid envelope is enclosed for your convenience so that you may return your proxy card as soon as possible. It is most important and in your interest for you to sign and date your proxy card and return it so that a quorum will be present and a maximum number of shares may be voted. The proxy is revocable at any time prior to its use.

                                          By Order of the Board of Trustees

                                          Keith B. Pipes
                                          President

Dated: November 20, 1997



                               -----------------

                                   THANK YOU

                                      FOR

                                    MAILING

                                      YOUR

                                   PROXY CARD

                                   PROMPTLY!

                               -----------------

                                 We appreciate

                                 your continued

                                  support and

                                  look forward

                                   to serving

                                  your future

                                investment needs.


                                  S I E R R A
                                     PRIME
                                  INCOME FUND

                            SIERRA PRIME INCOME FUND
                         9301 CORBIN AVENUE, SUITE 333
                          NORTHRIDGE, CALIFORNIA 91324

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     This Proxy Statement is furnished by the Board of Trustees (the "Board") of the Sierra Prime Income Fund (the "Fund"), in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on December 23, 1997 at 11:00 a.m. Pacific Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Sierra Fund Administration Corporation ("Sierra Administration"), 9301 Corbin Avenue, Suite 333, Northridge, California 91324. It is expected that the Notice of Special Meeting, the Proxy Statement and proxy cards will be mailed to shareholders on or about November 20, 1997.

     The primary purpose of the Special Meeting is to (1) ask shareholders to elect a Board of Trustees, (2) permit shareholders to consider a new Investment Management Agreement (the "New Management Agreement") between the Fund and Composite Research & Management Co. ("Composite"), and (3) permit shareholders to consider a new Investment Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between Composite and Van Kampen American Capital Management Inc. ("Van Kampen" or "Sub-Advisor") to take effect at the time of the effectiveness of the New Management Agreement. The Fund's New Management Agreement and New Sub-Advisory Agreement are substantially similar to the Fund's current investment advisory agreement (the "Current Advisory Agreement") and current investment sub-advisory agreement (the "Current Sub-Advisory Agreement"), except for the parties and dates of execution, effectiveness and initial term.

     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 11:00 a.m. Pacific Time on December 23, 1997. No postage is required if the Proxy is mailed in the United States. You can also vote your shares by signing the Proxy and faxing both sides of the Proxy to 1-212-269-2796 or by calling D.F. King & Co., the proxy solicitor, at 1-800-848-3374 anytime between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR each proposal described above (each a "Proposal" and, together, the "Proposals"). Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

     The close of business on October 29, 1997 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. As of the Record Date, the Fund had 802,493 shares issued and outstanding. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by Composite and/or its affiliates. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Composite and Sierra Administration, their affiliates, or D.F. King & Co., a proxy solicitor retained for that purpose.

     THE FUND WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 1997. THE ANNUAL AND SEMI-ANNUAL REPORTS OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, P.O. BOX 5118, WESTBORO, MA 01581-5118 OR BY CALLING 1-800-222-5852.

     The Fund is registered as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, (the "1940 Act") and its shares are registered under the Securities Act of 1933.

                                  INTRODUCTION

     On July 1, 1997, Great Western Financial Corporation ("GWFC"), the indirect parent of Sierra Investment Advisors Corporation ("Sierra Advisors"), the Fund's current investment adviser, and Washington Mutual, Inc. ("Washington Mutual"), a publicly-held financial services company, consummated a previously announced Agreement and Plan of Merger resulting in the merger of GWFC with and into a wholly owned subsidiary of Washington Mutual (the "Merger"). As a result of the Merger, Sierra Advisors and its affiliates are now indirect subsidiaries of Washington Mutual.

     The Special Meeting is being called in preparation for the planned consolidation of the funds managed by Sierra Advisors and its affiliates and those managed by Composite, which also is an indirect subsidiary of Washington Mutual. The planned consolidation will result in a common Board of Trustees and a single investment adviser. This Proxy Statement relates only to the Proposals and the Fund and does not address any issues relating to other funds in the Sierra/Composite family of funds.

PROPOSAL 1:  TO CONSIDER AND ACT UPON A PROPOSAL TO ELECT A BOARD OF TRUSTEES OF
             THE FUND.

     At the Special Meeting, it is proposed that thirteen Trustees be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of David E. Anderson, Wayne L. Attwood, M.D., Arthur H. Bernstein, Esq., Kristianne Blake, Edmond R. Davis, Esq., John W. English, Anne V. Farrell, Michael K. Murphy, Alfred E. Osborne, Jr., Ph.D., William G. Papesh, Daniel L. Pavelich, Jay Rockey and Richard C. Yancey (each a "Nominee" and collectively, the "Nominees"). Messrs. Anderson, Bernstein, Davis, English and Osborne are currently members of the Board of the Fund. Messrs. Attwood, Murphy, Papesh, Pavelich, Rockey and Yancey and Mmes. Blake and Farrell currently serve on the boards of directors of the mutual funds managed by Composite (the "Composite Funds"), but have not previously served on the Board of Trustees of the Fund. It is also currently anticipated that, subject to shareholder approval, the various Composite Funds will be reorganized into a single trust (the "Composite Trust") with a number of funds and that, at that time, each of the current disinterested Trustees will be nominated to serve on the board of trustees of the Composite Trust.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected. If any or all of the Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Board of Trustees may recommend.

     The Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, the Fund is not required to hold annual meetings. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Fund's Agreement and Declaration of Trust. Shareholder meetings will be held, in compliance with the 1940 Act, to elect Trustees under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting also may be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied.

INFORMATION REGARDING NOMINEES

     The following information is provided for each Nominee. It includes his or her name, position with the Fund, if any, tenure in office, age, principal occupations or employment during the past five years, trusteeships/directorships with other companies which file reports periodically with the Securities and Exchange Commission ("SEC"), number of Trustee positions with the registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which Sierra Advisors or an affiliated person of Sierra Advisors provides investment advisory or administration services (the "Sierra Fund Complex," consisting of the Fund, Sierra Trust Funds, The Sierra Variable Trust and Sierra Asset Management Portfolios, and the "Composite Funds," consisting of Composite Bond & Stock Fund, Inc., Composite Growth & Income Fund, Inc., Composite Northwest Fund, Inc., Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Tax-Exempt Bond Fund, Inc. and Composite Cash Management Company) and number of shares of the Fund beneficially owned. As of October 29, 1997, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of the Fund and the Trustees and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

                                                                                      SHARES
                                       ADDRESS AND BUSINESS EXPERIENCE DURING      BENEFICIALLY
      NAME, AGE AND POSITION                   THE PAST FIVE YEARS                 OWNED AS OF
           WITH THE FUND                     (INCLUDING DIRECTORSHIPS)          OCTOBER 29, 1997**
-----------------------------------   ----------------------------------------  ------------------
ARTHUR H. BERNSTEIN, ESQ. (72)        11661 San Vicente Blvd., Suite 701,              None
  Chairman of the Board of Trustees   Los Angeles, CA 90049.
  and Trustee since 1996.             President, Bancorp Capital Group, Inc.,
                                      1988 to present; President, Bancorp
                                      Venture Capital, Inc., 1988 to present.
                                      Trustee of 4 Trusts in the Sierra Fund
                                      Complex.

DAVID E. ANDERSON (70)                17960 Seabreeze Drive,                           None
  Trustee since 1996.                 Pacific Palisades, CA 90272.
                                      Retired. Formerly, President and Chief
                                      Executive Officer, GTE California, Inc.,
                                      1979 to 1988. Trustee of 4 Trusts in the
                                      Sierra Fund Complex.

EDMOND R. DAVIS, ESQ. (69)            550 South Hope Street, 21st Floor,               None
  Trustee since 1996.                 Los Angeles, CA 90071.
                                      Partner, Brobeck, Phleger & Harrison
                                      (law firm) 1987 to present. Trustee of 4
                                      Trusts in the Sierra Fund Complex.

JOHN W. ENGLISH (64)                  50-H New England Ave., P.O. Box 640,             None
  Trustee since 1996.                 Summit, NJ 07902-0640.
                                      Retired. Formerly, Vice President and
                                      Chief Investment Officer, Ford
                                      Foundation, 1981 to 1993. Chairman of
                                      the Board and Director, The China Fund,
                                      Inc. (a closed-end mutual fund), 1993 to
                                      present; Director, The Northern Fund
                                      Company's Benchmark Funds (open-end
                                      mutual funds), 1994 to present. Trustee
                                      of 4 Trusts in the Sierra Fund Complex.

                                                                                      SHARES
                                       ADDRESS AND BUSINESS EXPERIENCE DURING      BENEFICIALLY
      NAME, AGE AND POSITION                   THE PAST FIVE YEARS                 OWNED AS OF
           WITH THE FUND                     (INCLUDING DIRECTORSHIPS)          OCTOBER 29, 1997**
-----------------------------------   ----------------------------------------  ------------------

ALFRED E. OSBORNE, JR. PH.D.(52)      110 Westwood Plaza, Suite C305,                  None
  Trustee since 1996.                 Los Angeles, CA 90095-1481.
                                      Professor, The Anderson School and
                                      Director, The Harold Price Center for
                                      Entrepreneurial Studies at University of
                                      California at Los Angeles, 1972 to
                                      present; Independent general partner,
                                      Technology Funding Venture Partners V,
                                      1990 to present. Director, Times Mirror
                                      Company, 1980 to present; Director,
                                      United States Filter Corporation, 1991
                                      to present; Director, Nordstrom, Inc.,
                                      1987 to present; Director, Greyhound
                                      Lines, Inc., 1994 to present. Trustee of
                                      4 Trusts in the Sierra Fund Complex,
                                      1989 to 1993 and 1996 to present.

WAYNE L. ATTWOOD, M.D. (68)           2931 S. Howard, Spokane, WA 99203.               None
  Nominee                             Retired. Formerly, Doctor of internal
                                      medicine and gastroenterology. Director
                                      of all of the Composite Funds.

KRISTIANNE BLAKE (43)                 705 W. 7th, Suite D, Spokane, WA 99203.          None
  Nominee                             President, Kristianne Gates Blake, PS.
                                      (accounting services). Director of all
                                      of the Composite Funds.

ANNE V. FARRELL* (62)                 425 Pike Street, Suite 510,                      None
  Nominee                             Seattle, WA 98101.
                                      President and Chief Executive Officer,
                                      The Seattle Foundation. Director,
                                      Washington Mutual, Inc. Director of all
                                      of the Composite Funds.

MICHAEL K. MURPHY* (60)               P.O. Box 3366, Spokane, WA 99220.                None
  Nominee                             Chairman and Chief Executive Officer,
                                      CPM Development Corporation (holding
                                      company). Director, Washington Mutual,
                                      Inc. Director of all of the Composite
                                      Funds.

WILLIAM G. PAPESH* (54)               601 W. Main Avenue, Suite 801,                   None
  Nominee                             Spokane, WA 99201.
                                      President and Director, Composite
                                      Research & Management Co., 1995 to
                                      present; President and Director,
                                      Composite Funds Distributor, Inc., 1997
                                      to present; President and Director,
                                      Murphey Favre Securities Services Inc.,
                                      1987 to present. Director of all of the
                                      Composite Funds.

DANIEL L. PAVELICH (53)               Two Prudential Plaza, 180 North Stetson          None
  Nominee                             Ave., Suite 4300, Chicago, Il 60601.
                                      Chairman and Chief Executive Officer,
                                      BDO Seidman (accounting and consulting).
                                      Director of all of the Composite Funds.

                                                                                      SHARES
                                       ADDRESS AND BUSINESS EXPERIENCE DURING      BENEFICIALLY
      NAME, AGE AND POSITION                    THE PAST FIVE YEARS                 OWNED AS OF
           WITH THE FUND                     (INCLUDING DIRECTORSHIPS)          OCTOBER 29, 1997**
-----------------------------------   ----------------------------------------  ------------------

JAY ROCKEY (69) Nominee               2121 Fifth Avenue, Seattle, WA 98121.            None
                                      Chairman and Chief Executive Officer,
                                      The Rockey Company (public relations).
                                      Director of all of the Composite Funds.

RICHARD C. YANCEY (71) Nominee        535 Madison Avenue,                              None
                                      New York, NY 10022.
                                      Senior Advisor, Dillon, Read & Co., Inc.
                                      (broker/dealer and investment bank).
                                      Director of all of the Composite Funds.

---------------

* Denotes an individual who is an "interested person" of the Trust or Sierra Advisors and its affiliates as defined in the 1940 Act.

** This information has been provided by each Nominee.

COMPENSATION OF TRUSTEES

     Each Trustee who is not an "interested person" of the Trust or Sierra Advisors and its affiliates within the meaning of the 1940 Act ("Disinterested Trustee") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the trusts in the Sierra Fund Complex for which he or she serves. The Fund pays each Trustee who is not a director, officer or employee of Washington Mutual, Sierra Investment Services Corporation ("Sierra Services"), Sierra Advisors, Van Kampen or First Data Investor Services Group, Inc., or any of their affiliates, $5,000 per annum plus $1,000 per board meeting attended, $750 per Audit and/or Nominating Committee meeting attended, and reimbursement for travel and out-of-pocket expenses. Since December 1996, the Chairman has received one and a half times the normal Trustee's compensation. The Chairman of the Audit Committee receives $1,125 per Audit Committee meeting attended. Officers of the Fund receive no direct remuneration from the Fund for serving in such capacity. Officers of the Fund who are employees of Sierra Advisors or its affiliates may be considered to have received remuneration indirectly.

     The aggregate compensation payable by the Fund to each of the Trustees serving during the fiscal year ended September 30, 1997 is set forth in the compensation table below. The aggregate compensation payable to such Trustees during the period ended September 30, 1997, by the Sierra Fund Complex is also set forth in the compensation table below. The Trustees do not receive any pension or retirement benefits from the Fund or the Sierra Fund Complex.

                               COMPENSATION TABLE

                                                                                   TOTAL COMPENSATION
                                                                                    FROM THE SIERRA
                                             AGGREGATE COMPENSATION             FUND COMPLEX PAYABLE TO
          NAME AND POSITION                  PAYABLE FROM THE FUND                     TRUSTEES*
-------------------------------------    ------------------------------     --------------------------------
Arthur H. Bernstein, Esq.............               $14,875                 $61,451 for service on 4 boards
  Chairman of the Board and Trustee
David E. Anderson....................               $10,750                 $43,950 for service on 4 boards
  Trustee
Edmond R. Davis, Esq.................               $10,750                 $43,950 for service on 4 boards
  Trustee
John W. English......................               $10,750                 $43,950 for service on 4 boards
  Trustee
Alfred E. Osborne, Jr., Ph.D.........               $10,750                 $43,950 for service on 4 boards
  Trustee

---------------

 * Sierra Advisors reimbursed the Sierra Fund Complex for the cost, including Trustees' fees, of all special meetings held with regard to contemplation of the sale of Sierra Capital Management Corporation, as well as the Merger.

MEETINGS AND COMMITTEES OF THE BOARD OF TRUSTEES

     There were nineteen meetings of the Board of Trustees held during the fiscal year ended September 30, 1997. During that fiscal year, all Trustees attended at least 75% of the meetings of the Board.

     The Board has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews the results of the audit engagement and matters having a material effect on the Funds' financial operation with the independent accountants. The members of the Audit Committee during the fiscal year ended September 30, 1997 were Messrs. Bernstein (Chairman), Anderson, Davis, English and Osborne, each of whom is a Disinterested Trustee. The Audit Committee met once during the fiscal year ended September 30, 1997 and all members attended the meeting.

     The Board has a Nominating Committee. The Nominating Committee makes recommendations to the full Board with respect to candidates for the Board. Recommendations by shareholders are not routinely considered by the Nominating Committee. The members of the Nominating Committee are Messrs. Anderson, Bernstein, Davis, Osborne and English, each of whom is a Disinterested Trustee. The Nominating Committee did not meet during the fiscal year ended September 30, 1997.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     At a meeting of the Board held on October 27-28, 1997, the Board recommended that shareholders vote FOR each of the Nominees for Trustee named herein. In recommending that shareholders elect the Nominees as Trustees of the Fund, the Board considered the Nominees' experience and qualifications. In particular, the Board took into account the fact that each of the Nominees who has not previously served on the Board has previous experience serving on the Boards of Directors of the Composite Funds.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The Election of each Nominee requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If your shares are represented at the meeting but you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Nominees are not approved by shareholders of the Fund, the Board will consider alternative nominations.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
                     VOTE FOR THE ELECTION OF THE NOMINEES.

PROPOSAL 2:  TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND
             AND COMPOSITE RESEARCH & MANAGEMENT CO.

     The Board has approved, subject to shareholder approval, the appointment of Composite as the investment adviser for the Fund and recommends that shareholders of the Fund approve the New Management Agreement between the Fund and Composite, a form of which is attached hereto as Exhibit A. The Trustees of the Fund, including all of the Disinterested Trustees, approved the New Management Agreement at a meeting held on October 27-28, 1997. The Trustees do not anticipate, as a result of the change in investment advisers, any reduction in the quality of services now provided to the Fund.

     The Trustees recommend that Composite replace the Fund's current investment adviser, Sierra Advisors. Sierra Advisors, as the result of the Merger, is an indirect subsidiary of Washington Mutual. Washington Mutual has indicated that it intends to consolidate all of its investment advisory businesses within Composite. As a result of such consolidation, which would likely occur in early 1998, Sierra Advisors would cease to exist as a separate entity.

SIERRA ADVISORS

     Sierra Advisors is registered under the Investment Advisers Act of 1940 (the "Advisers Act") and is currently the investment adviser to the Fund. Although Sierra Advisors serves as investment adviser to the Fund, investment discretion for the Fund has been delegated to Van Kampen, the Fund's investment sub-adviser. Nonetheless, Sierra Advisors remains responsible for analyzing economic and market trends; formulating and assessing investment policies and recommending changes to the Board where appropriate; supervising compliance by the sub-adviser with the Fund's investment objectives, policies and limits, as well as with laws and regulations applicable to the Fund; evaluating the performance of the sub-adviser in light of selected benchmarks and the needs of the Fund; evaluating potential additional or replacement sub-advisers and recommending changes to the Board where appropriate; and reporting to the Board and shareholders on the foregoing. The sub-adviser, in turn, is responsible for continuously reviewing, supervising and administering the Fund's investment program.

COMPOSITE

     Composite, a subsidiary of Washington Mutual, with principal offices located at 1201 Third Avenue, Seattle, Washington 98101, is also registered under the Advisers Act. Composite has been in the investment management business since 1944 and currently manages more than $2.6 billion for mutual funds and institutional accounts, including more than $1.7 billion within the Composite Funds. Composite currently does not provide investment services to another investment company having investment objectives similar to the Fund. It is anticipated that Composite would continue, at least initially, to delegate investment discretion for the Fund to Van Kampen. The names, addresses and principal occupations of the directors and principal executive officer of Composite are as follows:

   NAME AND POSITION
   WITH THE COMPOSITE             ADDRESS                        PRINCIPAL OCCUPATION
------------------------    --------------------    -----------------------------------------------
William G. Papesh           1201 Third Avenue       Director and President, Composite Research &
  Director and President    Seattle, WA 98101       Management Co.; Director and President, Murphey
                                                    Favre Securities Services, Inc.; Director and
                                                    President, Composite Funds Distributor, Inc.

Kerry K. Killinger          1201 Third Avenue       Chairman, President, Chief Executive Officer
  Director                  Seattle, WA 98101       and Director, Washington Mutual, Inc.

Monte D. Calvin             1201 Third Avenue       First Vice President and Director, Murphey
  Director and Treasurer    Seattle, WA 98101       Favre Securities Services, Inc.; Director and
                                                    Treasurer, Composite Research & Management Co.;
                                                    Director, Composite Funds Distributor, Inc.

Craig S. Davis              1201 Third Avenue       Executive Vice President, Washington Mutual,
  Director                  Seattle, WA 98101       Inc.; Director, Composite Research & Management
                                                    Co.; Director, Murphey Favre Securities
                                                    Services, Inc.; Director, Composite Funds
                                                    Distributor, Inc.; Director, WM Financial
                                                    Services, Inc.

J. Pamela Dawson            1201 Third Avenue       Director and President, WM Financial Services,
  Director                  Seattle, WA 98101       Inc.; Director, Composite Research & Management
                                                    Co.; Director, Murphey Favre Securities
                                                    Services, Inc.; Director, Composite Funds
                                                    Distributor, Inc.

THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

     In anticipation of the consolidation of Sierra Advisors with Composite as described in the Introduction above, the Board of Trustees, including the Disinterested Trustees, unanimously approved the New Management Agreement. The New Management Agreement, unlike the Current Advisory Agreement, does not attempt to restate the provisions of Section 36 of the 1940 Act that impose upon Composite a fiduciary duty with respect to the receipt of compensation by Composite and its affiliates for services. In addition, the New Management Agreement differs from the Current Advisory Agreement as follows: (1) the identity of the manager; (2) the dates of execution, effectiveness and initial term; (3) the deletion of provisions relating to state expense limits that have been preempted by federal law; (4) inclusion of a specific provision allowing for amendment of the Agreement; (5) inclusion of a provision restricting the Fund's use of the proprietary names "Sierra" and "Composite"; and (6) the provision for termination of the New Management Agreement by the Adviser upon 60 days notice, rather than the 90 days notice required under the Current Advisory Agreement. See "The New Management Agreement" below.

THE CURRENT ADVISORY AGREEMENT

     The Current Advisory Agreement, dated February 14, 1996, was last approved by the initial shareholder of the Fund on the same date.

     The Current Advisory Agreement provides that Sierra Advisors, in return for its fee, will (1) participate in the formulation of the Fund's investment policies; (2) analyze economic trends affecting the Fund; (3) monitor the expenses incurred by the Fund; (4) monitor the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) that are provided to the Fund and that may be considered by the Fund's investment sub-adviser in selecting brokers or dealers to execute particular transactions; and (5) monitor and evaluate the services provided by the Fund's investment sub-adviser under its investment sub-advisory agreement, including, without limitation, the sub-advisor's adherence to the Fund's investment objective(s) and policies and the Fund's investment performance. Subject to the approval of the Board and the shareholders of the Fund, Sierra Advisors may delegate certain of its duties enumerated above to one or more sub-advisers.

     The Current Advisory Agreement provides for payment of compensation to Sierra Advisors on the first business day of each month for the previous month at an annual rate of .95% of the value of the Fund's average daily net assets. The Current Advisory Agreement also provides that Sierra Advisors will bear all expenses in connection with the performance of its services under the Current Advisory Agreement, including, without limitation, payment of sub-advisory fees to any sub-adviser. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund.

     The Current Advisory Agreement has an initial term of two (2) years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by a vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Advisory Agreement may be terminated without payment of any penalty, on 60 days written notice. The Current Advisory Agreement will also terminate automatically in the event of its assignment.

     The Current Advisory Agreement obligates Sierra Advisors, in the performance of its duties, to exercise its best judgment in rendering its services, but provides that Sierra Advisors shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Sierra Advisors or its officers, directors or employees, or reckless disregard by Sierra Advisors of its obligations and duties under the agreement. The Current Advisory Agreement also provides that any claims against the Fund may be satisfied only from the assets of the Fund, and that no shareholder, Trustee or officer of the Fund may be held personally liable or responsible for any obligations arising out of such agreement.

     For the fiscal year ended September 30, 1997, the Fund paid no management fee to Sierra Advisors after fee waivers.

THE NEW MANAGEMENT AGREEMENT

     The Board approved the proposed New Management Agreement between the Fund and Composite, a form of which is attached as Exhibit A hereto, at a meeting held October 27-28, 1997. The New Management Agreement provides for compensation to Composite at the same rate as the Current Advisory Agreement. The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Management Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Management Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which Composite would have been entitled, would have been identical to that to which Sierra

Advisors was entitled under the Current Advisory Agreement. A portion of the fee payable to Composite under the New Management Agreement will be allocated to the Fund's sub-adviser.

     The New Management Agreement would take effect upon the later to occur of
(1) the obtaining of shareholder approval or (2) January 1, 1998. The New Management Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     The Board accepted a recommendation by Composite to consolidate the Sierra Funds and the Composite Funds into a single family of funds with a common board of trustees and with Composite as each fund's investment adviser. In accepting this recommendation, the Board considered that, based on Composite's projections and commitments, each fund's overall level of expenses would generally be reduced or remain unchanged and that Washington Mutual planned to consolidate Sierra Advisors with Composite sometime in early 1998. Before reaching its conclusions, the Board conducted an extensive "due diligence" review. Among other things, the Board received reports from counsel and independent experts specifically hired to evaluate Composite's ability to manage the Fund, reviewed Composites overall business plan for the Fund, including the ability of its affiliates to provide administration and distribution services, met with portfolio managers at Composite, and met with the directors of the Composite Funds. The Board also was informed of the resources of Washington Mutual and its affiliates that could be made available to Composite and the Fund. The Trustees also considered Composite's experience as adviser and service provider to the Composite Funds.

     Although the Merger did not result in "an assignment" of the Current Advisory Agreement, in light of the upcoming consolidation of Sierra Advisors with Composite, Sierra Advisors and Composite have indicated that they intend to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser that results in the "assignment" of an advisory agreement, as that term is defined in the 1940 Act, so long as the following two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired adviser or the acquiror (Sierra Advisors and Composite, respectively, in this case). If the Nominees listed in Proposal 1 above are elected by shareholders, the Fund would meet this condition of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the assignment whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Sierra Advisors and Composite are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the recent Merger or the upcoming consolidation of Sierra Advisors with Composite.

     The Board also considered that the costs of the Special Meeting would be borne by Composite and/or its affiliates.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the New Management Agreement and voted to recommend its approval to the shareholders of the Fund.

     In the event that shareholders of the Fund do not approve the New Management Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Management Agreement.

SHAREHOLDER APPROVAL OF THE NEW MANAGEMENT AGREEMENT

     Approval of the New Management Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by Proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR
                   APPROVAL OF THE NEW MANAGEMENT AGREEMENT.

PROPOSAL 3:  TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND
             BETWEEN COMPOSITE AND VAN KAMPEN AMERICAN CAPITAL MANAGEMENT INC.

     As a result of the proposed termination of the Current Advisory Agreement, the Board, including a majority of the Disinterested Trustees, at a meeting held on October 27-28, 1997, concluded that entry into the New Sub-Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders. Therefore, the Board is recommending that shareholders of the Fund approve the selection of Van Kampen to continue to serve as the investment sub-adviser to the Fund and approve the New Sub-Advisory Agreement. Other than the change of the investment adviser to the Fund from Sierra Advisors to Composite, and provisions regarding the dates of effectiveness and termination, and deleting the Fund as party to the Agreement, there are no material differences between the Current Sub-Advisory Agreement and New Sub-Advisory Agreement.

THE CURRENT SUB-ADVISORY AGREEMENT

     Van Kampen currently serves as the investment sub-adviser to the Fund pursuant to an agreement by and among the Fund, Sierra Advisors and Van Kampen dated October 31, 1996, and approved by the Fund's shareholders on October 29, 1996. Under the Current Sub-Advisory Agreement, Van Kampen makes the day-to-day investment decisions for the assets of the Fund, subject to the supervision of, and policies established by, Sierra Advisors and the Trustees.

     The Current Sub-Advisory Agreement provides that Van Kampen, in return for its fee, and subject to the supervision of the Board and Sierra Advisors, will
(1) act in conformity with the Fund's Agreement and Declaration of Trust, the 1940 Act, the Advisers Act and the Internal Revenue Code of 1986; (2) make investment decisions in accordance with the Fund's investment objectives and policies as stated in the Prospectus and Statement of Additional Information as in effect and, after notice to Van Kampen, as they may be amended from time to time; (3) place purchase and sale orders to effectuate the investment decisions made; (4) maintain books and records with respect to the securities transactions of the Fund and will furnish to the Fund's Board such periodic, regular and special reports as may be requested; (5) treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund and past, present or potential shareholders; and (6) will not use such records and information for any purpose other than performance of its responsibilities and duties under the Current Sub-Advisory Agreement, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and such records may not be withheld where Van Kampen may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. In providing these services, Van Kampen will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, Van Kampen will furnish the Fund or Sierra Advisors with whatever statistical information the Fund or Sierra Advisors may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

     The Current Sub-Advisory Agreement provides for compensation to Van Kampen from Sierra Advisors calculated as a monthly fee, absent fee waivers, at the annual rate of .475% of the Fund's average daily net assets.

     The Current Sub-Advisory Agreement provides that Van Kampen will bear all expenses in connection with the performance of its services under the Agreement, which expenses do not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Fund will bear certain other expenses to be incurred in its operation, including but not limited to organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Disinterested Trustees; SEC fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Fund's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of the Fund; and any extraordinary expenses.

     The services of Van Kampen are not deemed to be exclusive, and Van Kampen is free to render investment advisory and other services to others, including fiduciary and other managed accounts as well as to other investment companies or series of investment companies, so long as its services under the Current Sub-Advisory Agreement are not impaired thereby. The Current Sub-Advisory Agreement also provides that whenever the Fund and one or more other accounts or investment companies advised by Van Kampen have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner.

     The Current Sub-Advisory Agreement has an initial term of two (2) years from its effective date, and thereafter shall continue for successive annual periods, provided the continuation is approved by the Board or by vote of a majority of the Fund's outstanding voting securities, as well as by a majority of the Disinterested Trustees. The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty, upon 30 days written notice by Sierra Advisors, the Board or by the vote of a majority of the outstanding voting securities of the Fund, or upon 90 days written notice by Van Kampen. In addition, the Current Sub-Advisory Agreement will also terminate automatically upon the termination of the investment advisory agreement between the Fund and Sierra Advisors, as well as in the event of an assignment.

     Under the Current Sub-Advisory Agreement, Van Kampen is not liable for any error of judgment or for any loss suffered by the Fund or Sierra Advisors in connection with performance of its obligations under the agreement, except for any losses resulting from a breach of a fiduciary duty with respect to the receipt of compensation for services, or resulting from willful misfeasance, bad faith or gross negligence on Van Kampen's part in the performance of its duties or from reckless disregard of its obligations and duties under the agreement. In addition, the Current Sub-Advisory Agreement also provides that obligations under the Agreement are binding upon the property and assets of the Fund, and not the trustees, officers, or shareholders of the Fund individually.

THE NEW SUB-ADVISORY AGREEMENT

     The Board approved the proposed New Sub-Advisory Agreement for the Fund between Composite and Van Kampen at a meeting held on October 27-28, 1997, a form of which is attached hereto as Exhibit B. The form of the proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the change of the investment adviser from Sierra Advisors to Composite, the dates of execution, effectiveness and initial term, and the deletion of the Fund as a party to the agreement.

     The sub-advisory fees as a percentage of net assets now payable by Composite will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement with Sierra Advisors. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which Van Kampen would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement. Van Kampen may from time to time and at its discretion voluntarily waive all or a portion of its fees in order to assist the Fund in maintaining a competitive expense ratio. Van Kampen reserves the right to terminate any voluntary fee waiver at any time.

     At a meeting held on October 27-28, 1997, the Board, including the Disinterested Trustees, unanimously approved the New Sub-Advisory Agreement for the Fund, and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon shareholder approval. The New Sub-Advisory Agreement will continue in effect for an initial term of two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered the continuity of services by Van Kampen. In this regard, the Board took into account the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by Van Kampen, and the fact that the fees and expenses payable under the New Sub-Advisory Agreement will be equal to those paid under the Current Sub-Advisory Agreement. Although the Fund is not a party to the New Sub-Advisory Agreement, it is not expected that this change will have a material effect on the remedies available to the Fund or shareholders in the event of a breach of the New Sub-Advisory Agreement.

     Approval of the New Sub-Advisory Agreement is contingent on the approval by shareholders of the New Management Agreement between the Fund and Composite. However, if the New Management Agreement is approved and shareholders of the Fund do not approve the New Sub-Advisory Agreement, then the Board will take such action as it deems is in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement.

INFORMATION REGARDING VAN KAMPEN

     Van Kampen acts as investment sub-advisor for the Fund and has acted as investment sub-adviser for the Fund since the commencement of its investment operations.

     Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Van Kampen is an indirect wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of MSAM Holdings, Inc., which in turn is a wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a publicly held financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1997, of more than $67.0 billion.

     The directors and principal executive officer of Van Kampen and their principal occupations are listed below.

         NAME                     ADDRESS                       PRINCIPAL OCCUPATION
---------------------- ----------------------------- -------------------------------------------
Don G. Powell          2800 Post Oak Blvd.           Chairman
                       Houston, TX 77056

Philip N. Duff         One Parkview Plaza            Chief Executive Officer
                       Oakbrook Terrace, IL 60181

Dennis J. McDonnell    One Parkview Plaza            President and Chief Operating Officer
                       Oakbrook Terrace, IL 60181

Ronald A. Nyberg       One Parkview Plaza            Executive Vice President, General Counsel
                       Oakbrook Terrace, IL 60181    and Assistant Secretary

William R. Rybak       One Parkview Plaza            Executive Vice President and Chief
                       Oakbrook Terrace, IL 60181    Financial Officer

     None of the officers or Trustees of the Fund is an officer, employee, director, or shareholder of Van Kampen.

     As compensation for investment sub-advisory services to the Fund for the fiscal year ended September 30, 1997, Van Kampen received compensation in the amount of $51,356.

     Van Kampen currently provides investment services to the following investment company having an investment objective similar to the investment objective of the Fund:

                                               AMOUNT OF ASSETS
                                               UNDER MANAGEMENT
                                                     AS OF
         NAME OF INVESTMENT COMPANY            OCTOBER 31, 1997            RATE OF COMPENSATION*
--------------------------------------------  -------------------      -----------------------------
Van Kampen Prime Rate Fund..................    $6,429,569,168         0.95% of first $4 billion
                                                                       0.90% of next $3.5 billion
                                                                       0.875% of next $2.5 billion
                                                                       0.85% over $10 billion

---------------

* For services in addition to those provided to the Fund.

SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

     Approval of the New Sub-Advisory Agreement for the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (1) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (2) more than 50% of the Fund's outstanding shares whichever is less.

        THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
                  APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                             ADDITIONAL INFORMATION

TRUSTEES AND EXECUTIVE OFFICERS

     Information about the Fund's current Trustees is set forth under Proposal 1 above. Presently, no officer of the Fund is an officer, employee, director or shareholder of Composite. Nonetheless, each of the following officers of the Fund, except Mr. Grant, are officers or employees of an entity that is under common control with Composite:

                                                                              SHARES BENEFICIALLY
 NAME, AGE AND POSITION     ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST       OWNED AS OF
      WITH THE FUND              FIVE YEARS (INCLUDING DIRECTORSHIPS)*          THE RECORD DATE
-------------------------  -------------------------------------------------  -------------------
Keith B. Pipes (41)        Senior Vice President, Chief Financial Officer               **
  Trustee, President and   and Secretary, Sierra Capital Management
  Chief Executive Officer  Corporation, 1988 to 1997; Chief Financial
                           Officer, Secretary and Treasurer, Sierra Fund
                           Administration Corporation, 1988 to 1997;
                           Executive Vice President and Secretary, Sierra
                           Investment Advisors Corporation, 1988 to 1997;
                           Senior Vice President, Chief Financial Officer
                           and Secretary, Sierra Investment Services
                           Corporation, 1992 to 1997.

Michael D. Goth (52)       Chief Operating Officer, Sierra Investment                   **
  Senior Vice President    Advisors Corporation, 1991 to present.

Stephen C. Scott (52)      President and Chief Investment Officer, Sierra               **
  Senior Vice President    Investment Advisors Corporation, 1988 to present;
                           Senior Vice President and Chief Investment
                           Officer, Sierra Investment Services Corporation,
                           1996 to present.

Craig M. Miller (38)       Vice President and Controller, Sierra Capital                **
  Treasurer and Chief      Management Corporation, Sierra Fund
  Financial Officer        Administration Corporation and Sierra Investment
                           Services Corporation, 1993 to present; Audit
                           Manager, Coopers & Lybrand, L.L.P., 1987 to 1993.

                                                                              SHARES BENEFICIALLY
 NAME, AGE AND POSITION     ADDRESS AND BUSINESS EXPERIENCE DURING THE PAST       OWNED AS OF
      WITH THE FUND              FIVE YEARS (INCLUDING DIRECTORSHIPS)*          THE RECORD DATE
-------------------------  -------------------------------------------------  -------------------
Richard W. Grant, Esq.     2000 One Logan Square, Philadelphia, PA 19103.               **
  (52)                     Partner, Morgan, Lewis & Bockius LLP, 1989 to
  Secretary                present.

Darren S. Kishimoto (31)   Fund Administration Manager, Sierra Fund                     **
  Assistant Secretary      Administration Corporation, 1994 to present;
                           Senior Fund Administrator, 1992 to 1994.

Bradley F. Hersh (29)      Finance Manager, Sierra Fund Administration                  **
  Assistant Treasurer      Corporation, 1996 to present; Senior Financial
                           Analyst, GW Securities, 1991 to 1995.

---------------

 * The address of each officer of the Fund, unless otherwise noted, is 9301 Corbin Avenue, Suite 333, Northridge, CA 91324.

** As of the Record Date, the Trustees and officers of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

     Each officer of the Fund will hold such office until a successor has been elected by the Board. It is the intention of the Nominees, if elected, to replace certain of the Fund's officers with individuals familiar with Composite's mutual fund organization.

PRINCIPAL UNDERWRITER

     Sierra Investment Services Corporation ("Sierra Services"), located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Fund's principal underwriter or distributor. Sierra Services is a wholly owned subsidiary of Sierra Capital Management Corporation, which is an indirect wholly owned subsidiary of Washington Mutual. For the fiscal year ended September 30, 1997, the Fund paid no distribution fee to Sierra Services. Effective January 1, 1998, Composite Funds Distributor, Inc., located at 601 W. Main Avenue, Spokane, WA 99201, will become the Fund's distributor. Composite Funds Distributor, Inc. is a wholly owned subsidiary of Washington Mutual.

ADMINISTRATOR

     Sierra Fund Administration Corporation, located at 9301 Corbin Avenue, Northridge, California 91324, acts as the Fund's administrator. Sierra Administration is a wholly owned subsidiary of Sierra Capital Management Corporation which is located at the same address. For the fiscal year ended September 30, 1997, the Fund paid Sierra Administration an aggregate fee of $27,029 for services rendered as its administrator. Effective January 1, 1998, Murphey Favre Securities Services, Inc., located at 6501 W. Main Avenue, Spokane, WA 99201, will become the Fund's administrator. Murphey Favre Securities Services, Inc. is a wholly owned subsidiary of Washington Mutual.

PORTFOLIO TRANSACTIONS

     In the fiscal year ended September 30, 1997 the Fund paid no brokerage commissions to affiliated brokers.

BENEFICIAL OWNERS

     To the Fund's knowledge, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Fund is not required to hold annual shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Sierra Prime Income Fund, 9301 Corbin Avenue, Northridge, California 91324, c/o Secretary, Sierra Prime Income Fund, a reasonable period in advance of any such meeting.

REQUIRED VOTE

     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a majority of the outstanding shares entitled to vote are present in person or in proxy. Approval of Proposals 2 and 3 requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

     Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter for which the brokers or nominees do not have discretionary power) will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 and 3. Brokers who hold shares as record owners for beneficial owners may have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

OTHER MATTERS

     No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By Order of the Trustees,

                                          Keith B. Pipes
                                          President

Dated: November 20, 1997

                                                                       EXHIBIT A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

     INVESTMENT MANAGEMENT AGREEMENT (this "Agreement"), dated           , 1997,
between the Sierra Prime Income Fund, a Massachusetts business trust, (the "Fund"), and Composite Research & Management Co., a Washington corporation (the "Manager").

                                   WITNESSETH

     WHEREAS, the Fund is a closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain the Manager to render investment management services to the Fund, and the Manager is willing to render such services;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Appointment. The Fund hereby appoints the Manager to act as investment manager to the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Management. Subject to the supervision of the Board of Trustees of the Fund, the Manager shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of securities therefor, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (as such terms are hereinafter defined) and resolutions of the Fund's Board of Trustees and subject to the following understandings:

          (a) The Manager shall provide supervision of the Fund's investments, furnish a continuous investment program for the Fund's portfolio and determine from time to time what securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash.

          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust of the Fund and the investment policies of the Fund as determined by the Board of Trustees of the Fund.

          (c) The Manager shall determine the securities to be purchased or sold by the Fund and shall place orders for the purchase and sale of portfolio securities pursuant to its determinations with brokers or dealers selected by the Manager. In executing portfolio transactions and selecting brokers or dealers, the Manager shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Manager may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience, and execution capability of a broker or dealer, the amount of commission, and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker or dealer. The Manager is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Manager to the Fund and/or other accounts over which the Manager exercises investment discretion.

          (d) On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts for which it has investment responsibility, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the best execution, most favorable net price or lower brokerage commissions.

          (e) Subject to the provisions of the Agreement and Declaration of Trust of the Fund and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Sub-adviser") for the Fund to perform some or all of the services for which it is responsible pursuant to this
     Section 2. The Manager shall be solely responsible for the compensation of any Sub-adviser of the Fund for its services to the Fund. The Manager may terminate the services of any Sub-adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-adviser unless and until a successor Sub-adviser is selected. To the extent that more than one Sub-adviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Sub-adviser.

     3. Services Not Exclusive. The investment management services rendered by the Manager hereunder to the Fund are not to be deemed exclusive, and the Manager shall have the right to render similar services to others, including, without limitation, other investment companies.

     4. Expenses. During the term of this Agreement, the Manager shall pay all expenses incurred by it in connection with its activities under this Agreement including the salaries and expenses of any of the officers or employees of the Manager who act as officers, Trustees or employees of the Fund but excluding the cost of securities purchased for the Fund and the amount of any brokerage fees and commissions incurred in executing portfolio transactions for the Fund, and shall provide the Fund with suitable office space. Other expenses to be incurred in the operation of the Fund (other than those borne by any third party), including without limitation, taxes, interest, brokerage fees and commissions, fees of Trustees who are not officers, directors, or employees of the Manager, federal registration fees and state Blue Sky qualification fees, administration fees, bookkeeping, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses to existing shareholders, costs of stockholders' reports and meetings of shareholders and Trustees of the Fund, as applicable, and any extraordinary expenses will be borne by the Fund.

     5. Compensation. For the services provided pursuant to this Agreement, the Fund shall pay to the Manager as full compensation therefor a monthly fee computed on the average daily net assets at the annual rate for the Fund as stated in Schedule A attached hereto. The Fund acknowledges that the Manager, as agent for the Fund, will allocate a portion of the fee equal to the sub-advisory fee payable to the sub-advisor, if any, under its sub-advisory agreement to the sub-advisor for sub-advisory services. The Fund acknowledges that the Manager, as agent for the Fund, may allocate a portion of the fee to Murphey Favre Securities Services, Inc. for administrative services, portfolio accounting and regulatory compliance systems. The Manager also from time to time and in such amounts as it shall determine in its sole discretion may allocate a portion of the fee to Composite Funds Distributor, Inc. for facilitating distribution of the Fund. This payment would be made from revenue which otherwise would be considered profit to the Manager for its services. This disclosure is being made to the Fund solely for the purpose of conforming with requirements of the Washington Department of Revenue for exclusion of revenue from the Washington Business and Occupation Tax.

     6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     7. Delivery of Documents. The Fund has heretofore delivered to the Manager true and complete copies of each of the following documents and shall promptly deliver to it all future amendments and supplements thereto, if any:

          (a) Agreement and Declaration of Trust (presently in effect and as amended from time to time);

          (b) Bylaws of the Fund;

          (c) Registration Statement under the Securities Act of 1933 and under the 1940 Act of the Fund on Form N-2, and all amendments thereto, as filed with the Securities and Exchange Commission (the "Registration Statement") relating to the Fund and the shares of the Fund;

          (d) Notification of Registration of the Fund under the 1940 Act on Form N-8A;

          (e) Prospectuses of the Fund (such prospectuses as presently in effect and/or as amended or supplemented from time to time, the "Prospectus"); and

          (f) Statement of Additional Information of the Fund (such statement as presently in effect and/or as amended or supplemented from time to time, the "Statement of Additional Information").

     8. Duration and Termination. This Agreement shall become effective as of the date first above-written for an initial period of two years and shall continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of the Board of Trustees including a majority of those members of the Fund's Board of Trustees who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose, or by vote of a majority of the outstanding voting securities of the Fund. Notwithstanding the foregoing, (a) this Agreement may be terminated at any time, without the payment of any penalty, by either the Fund (by vote of the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund) or the Manager, on sixty (60) days prior written notice to the other and (b) shall automatically terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the meanings assigned to such terms in the 1940 Act.

     9. Amendments. No provision of this Agreement may be amended, modified, waived or supplemented except by a written instrument signed by the party against which enforcement is sought. No amendment of this Agreement shall be effective until approved in accordance with any applicable provisions of the 1940 Act.

     10. Use of Name and Logo. The Fund agrees that it shall furnish to the Manager, prior to any use or distribution thereof, copies of all prospectuses, statements of additional information, proxy statements, reports to stockholders, sales literature, advertisements, and other material prepared for distribution to stockholders of the Fund or to the public, which in any way refer to or describe the Manager or which include any trade names, trademarks or logos of the Manager or of any affiliate of the Manager. The Fund further agrees that it shall not use or distribute any such material if the Manager reasonably objects in writing to such use or distribution within five (5) business days after the date such material is furnished to the Manager.

     The Manager and/or its affiliates own the names "Sierra," "Composite" and any other names which may be listed from time to time on a Schedule B to be attached hereto that they may develop for use in connection with the Fund, which names may be used by the Fund only with the consent of the Manager and/or its affiliates. The Manager, on behalf of itself and/or its affiliates, consents to the use by the Fund of such names or any other names embodying such names, but only on condition and so long as (i) this Agreement shall remain in full force,
(ii) the Fund shall fully perform, fulfill and comply with all provisions of this Agreement expressed herein to be performed, fulfilled or complied with by it, and (iii) the Manager is the manager of the Fund. No such name shall be used by the Fund at any time or in any place or for any purposes or under any conditions except as provided in this section. The foregoing authorization by the Manager, on behalf of itself and/or its affiliates, to the Fund to use such names as part of a business or name is not exclusive of the right of the Manager and/or its affiliates themselves to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Manager and/or its affiliates and the Fund, the Manager and/or its affiliates have the exclusive right so to use, or authorize others to use, such names, and the Fund agrees to take such action as may reasonably be requested by the Manager, on behalf of itself and/or its affiliates, to give full effect to the provisions of this section (including, without limitation, consenting to such use of such names). Without limiting the generality of the foregoing, the Fund agrees that, upon (i) any violation of the provisions of this Agreement by the Fund or (ii) any termination of this Agreement, by either party or otherwise, the Fund will, at the request of the Manager, on behalf of itself and/or its affiliates, made within six months after such violation or termination, use its best efforts to change the name of the Fund so as to eliminate all reference, if any, to such names and will not thereafter transact any business in a name containing such names in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such names, or otherwise use such names or any other reference to the Manager and/or its affiliates, except as may be required by law. Such covenants on the part of the Fund shall be binding upon it, its Trustees, officers, shareholders, creditors and all other persons claiming under or through it.

     The provisions of this section shall survive termination of this Agreement.

     11. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, if to the Fund: 601 W. Main Ave., Suite 300, Spokane, Washington 99201; or if to the Manager: 1201 Third Avenue, Suite 1220, Seattle, Washington 98101; or to either party at such other address as such party shall designate to the other by a notice given in accordance with the provisions of this section.

     12.  Miscellaneous.

     (a) Except as otherwise expressly provided herein or authorized by the Board of Trustees of the Fund from time to time, the Manager for all purposes herein shall be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     (b) The Fund shall furnish or otherwise make available to the Manager such information relating to the business affairs of the Fund as the Manager at any time or from time to time reasonably requests in order to discharge its obligations hereunder.

     (c) This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and shall inure to the benefit of the parties hereto and their respective successors.

     (d) If any provision of this Agreement shall be held or made invalid or by any court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     13. Declaration of Trust and Limitation of Liability. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed by an officer of the Fund on behalf of the Trustees of the Fund, as trustees and not individually, on further behalf of the Fund, and that the obligations of this Agreement shall be binding upon the assets and properties of the Fund only and shall not be binding upon the assets and properties of the Trustees, officers, employees, agents or shareholders of the Fund individually.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first above-written.

                                          SIERRA PRIME INCOME FUND

                                          By:

                                            ------------------------------------
                                            Name:
                                            Title:

Attest:

By:

   -----------------------------------
   Name:
   Title:

                                          COMPOSITE RESEARCH &
                                          MANAGEMENT CO.

                                          By:

                                            ------------------------------------
                                            William G. Papesh
                                            President

Attest:

By:

   -----------------------------------
   Sharon L. Howells
   Secretary

                                   SCHEDULE A

                      COMPOSITE RESEARCH & MANAGEMENT CO.
                                 ADVISORY FEES

     The fees to be charged to Sierra Prime Income Fund for advisory services (including any sub-advisory fees) are as follows:

                                                                                     ALL ASSETS
                                                                                     ----------
Sierra Prime Income Fund...........................................................    0.950%

                                                                       EXHIBIT B

                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

                       EFFECTIVE AS OF             , 1997

Van Kampen American Capital Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Dear Sirs:

     Composite Research & Management Co. ("Composite"), a corporation organized under the laws of the State of Washington, hereby agrees with Van Kampen American Capital Management Inc. (the "Sub-Advisor"), a corporation organized under the laws of the State of Delaware, as follows:

 1. INVESTMENT DESCRIPTION; APPOINTMENT

     Composite desires to employ the capital of the Sierra Prime Income Fund (the "Trust") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and in its Prospectus and Statement of Additional Information relating to the Trust as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and Statement of Additional Information and the Trust's Declaration of Trust, as amended or restated, have been or will be submitted to the Sub-Advisor. The Trust agrees to provide copies of all amendments to or restatements of the Trust's Prospectus and Statement of Additional Information and the Trust's Declaration of Trust to the Sub-Advisor on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Advisor will be entitled to rely on all such documents furnished to it by the Trust or Composite. The Trust desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Trust. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

 2. SERVICES AS INVESTMENT SUB-ADVISOR

     Subject to the supervision of the Board of Trustees of the Trust and of Composite, the Trust's investment advisor, the Sub-Advisor will (a) act in conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940 as amended (the "1940 Act"), the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, as the same may from time to time be amended, (b) make investment decisions for the Trust in accordance with the Trust's investment objectives and policies as stated in the Trust's Prospectus(es) and Statement of Additional Information as in effect and, after timely notice to the Sub-Advisor, which may be amended from time to time, (c) place purchase and sale orders on behalf of the Trust to effectuate the investment decisions made, (d) maintain books and records with respect to the securities transactions of the Trust and will furnish the Trust's Board of Trustees such periodic, regular and special reports as the Board may reasonably request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information specifically relative to the Trust and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld or delayed and such records may not be withheld where the Sub-Advisor is subject to audit by the U.S. Securities and Exchange Commission or other regulatory, administrative or judicial proceeding or audit or where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Sub-Advisor will furnish the Trust or Composite with whatever statistical information the Trust or Composite may reasonably request with respect to the instruments that the Trust may hold or contemplate purchasing.

 3. BROKERAGE

     In executing transactions for the Trust and selecting banks, syndicated loan agents, brokers or dealers (hereinafter referred to as "brokers or dealers"), the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Trust and its shareholders. In assessing the best overall terms available for any Trust transaction, with respect to the lenders from whom the Trust will purchase assignments and participations in Senior Loans the Sub-Advisor will consider all factors it deems relevant including, but not limited to their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. With respect to investments other than Senior Loans, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Trust, in placing orders with brokers or dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers or dealers who provide the Trust with research advice and other services.

 4. INFORMATION PROVIDED TO THE TRUST

     The Sub-Advisor will keep the Trust and Composite informed of developments materially affecting the Trust, and will on its own initiative, furnish the Trust and Composite on at least a quarterly basis with whatever information the Sub-Advisor reasonably believes is appropriate for this purpose.

 5. STANDARD OF CARE

     The Sub-Advisor shall exercise its reasonable best judgment in rendering the services described in Paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Advisor in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or (b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

 6. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, Composite will pay the Sub-Advisor on the first business day of each month a fee for the previous month at an annual rate of .475% of the Trust's average daily net assets. The Sub-Advisor shall have no right to obtain compensation directly from the Trust for services provided hereunder and agrees to look solely to Composite for payment of fees due. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or Statement of Additional Information relating to the Trust as from time to time in effect.

 7. EXPENSES

     The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust (or Composite) will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, Composite, the Trust's sub-administrator or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and the Trust's sub-administrator and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

 8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     Composite understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment advisor or investment Sub-Advisor to one or more other investment companies or series of investment companies, and Composite has no objection to the Sub-Advisor so acting, provided that whenever the Trust and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. Composite recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Trust. In addition, Composite understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

 9. TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, shall continue in effect for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940
Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by Composite, the Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the Sub-Advisor and, will terminate automatically upon any termination of the advisory agreement between the Trust and Composite. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

10. REPRESENTATIONS OF COMPOSITE AND THE SUB-ADVISOR

     Composite represents that (i) a copy of the Agreement and Declaration of Trust, dated October 4, 1995, and Amended Agreement and Declaration of Trust dated January 18, 1996, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (ii) the appointment of Composite has been duly authorized, (iii) the appointment of the Sub-Advisor has been duly authorized, and (iv) it has acted and will continue to act in conformity with the 1940 Act, and other applicable laws.

     The Sub-Advisor represents that it is authorized to perform the services described herein.

11. INDEMNIFICATION

     Composite shall indemnify and hold harmless the Sub-Advisor, its officers, directors, employee control persons and affiliated persons (as defined in the Investment Company Act of 1940, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

12. AMENDMENT OF THIS AGREEMENT

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13. ENTIRE AGREEMENT

     This Agreement constitutes the entire agreement between the parties hereto.

14. GOVERNING LAW

     This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

15. COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.

     If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,

                                          COMPOSITE RESEARCH & MANAGEMENT CO.

Dated:
-------------------------------------
                                          By
                                          --------------------------------------
                                            Name:
                                            Title:

Accepted:

VAN KAMPEN AMERICAN CAPITAL
MANAGEMENT INC.

                                          Dated:
By                                        --------------------------------------
-------------------------------------
   Name:
   Title:

                                  S I E R R A
                                     PRIME
                                  INCOME FUND

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                            ------------------------
                            SIERRA PRIME INCOME FUND
                            ------------------------

1. Proposal to elect thirteen Trustees. The nominees for Trustees are:

   Arthur H. Bernstein          Anne V. Farrell         FOR ALL               FOR ALL
   Wayne L. Attwood             Jay Rockey              NOMINEES   WITHHOLD   EXCEPT
   William G. Papesh            John W. English
   David E. Anderson            Michael K. Murphy         [  ]        [ ]       [ ]
   Kristianne Blake             Richard C. Yancey
   Daniel L. Pavelich           Alfred E. Osborne, Jr.
   Edmond R. Davis

   NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Proposal to approve a new Investment Management      FOR   AGAINST   ABSTAIN
   Agreement between the Fund and Composite
   Research & Management Co. ("Composite").             [ ]     [ ]       [ ]

3. Proposal to approve a new Investment Sub-Advisory
   Agreement for the Fund between Composite and
   Van Kampen American Capital Management Inc.          [ ]     [ ]       [ ]
   (contingent upon approval of Proposal 2)

   To transact such other business as may properly come before the Special
   Meeting or any adjournment thereof.

Please be sure to sign and date this Proxy.

---------------------------------
Date

---------------------------------
Shareholder sign here

---------------------------------
Co-owner sign here

DETACH CARD                              SI3011                     DETACH CARD

                            SIERRA PRIME INCOME FUND

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 23, 1997

  THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF SIERRA PRIME INCOME FUND


The undersigned shareholder of the Sierra Prime Income Fund (the "Fund") hereby appoints Keith B. Pipes and Michael D. Goth, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund on December 23, 1997 at the office of Sierra Fund Administration Corporation at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, at 11:00 a.m. (Pacific Time), and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR the Proposals.

           TO VOTE BY TELEPHONE, PLEASE CALL TOLL FREE 1-800-848-3374 BETWEEN
                         8:00 A.M. AND 9:00 P.M. (EST).

          TO VOTE BY MAIL, PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
            NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

Please sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign. Your signatures on this proxy should be exactly as your name or names appear on this proxy.



                                     SI3012

[SIERRA PRIME INCOME FUND LETTERHEAD]

                                                                  November 1997


Dear Sierra Prime Income Fund Shareholder:

As you know, Great Western Financial Corporation, Sierra's former parent company, merged into Washington Mutual, Inc., parent of Composite Research & Management Co. ("Composite"), on July 1, 1997. This marked the beginning of a restructuring and integration process that offers the opportunity to consolidate the Sierra Prime Income Fund with the mutual funds that are managed by Composite. This letter describes some important changes proposed for the Sierra Funds. Let me assure you, however, that our commitment to you remains unchanged. Our dedication to assisting you achieve your financial goals is our highest priority.

The Sierra Prime Income Fund is governed by a Board of Trustees that is independent of Great Western and Washington Mutual. Members of the Board are elected by the shareholders, and their charter is to protect your interests. The changes discussed in this letter require approval of both the Board of Trustees and shareholders.

On October 28, 1997, the Sierra Board of Trustees approved the terms of a proposed consolidation of the Sierra Funds and the Composite Group of Funds (the mutual funds managed by Composite). As a result, a special meeting for all Sierra shareholders has been scheduled for December 23, 1997. This meeting gives shareholders an opportunity to ask questions in person, further discuss the proposed consolidation with the Composite Funds, and to vote on the proposals discussed below. However, shareholders do not need to attend the meeting to cast their vote.

YOUR VOTE IS IMPORTANT

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS VOTE "FOR" ALL PROPOSALS. The accompanying proxy materials outline in detail the various terms of the consolidation so you may carefully consider how to vote. FOR YOUR CONVENIENCE, WE HAVE INCLUDED A POSTAGE-PAID ENVELOPE THAT YOU MAY USE TO REGISTER YOUR CHOICES BY MAIL. You may also register your choices by telephone, by calling
(800) 848-3374. Your vote is important, since a majority of shareholders must respond in order for all the proposed changes to be approved. By simply signing, dating, and returning your proxy card(s) or by calling (800) 848-3374, you will help to ensure sufficient responses are received and allow the proxies to vote favorably on your behalf.

The goals of consolidating the Sierra Funds and the Composite Funds into a single Fund complex are to:

o Streamline the restructured/combined fund complex (representing $4.5 billion in assets)
o    Maintain a well-diversified offering of funds
o    Reduce operating costs and shareholder expenses
o    Maintain a high level of service and operational efficiency
o    Benefit from increased assets under management

In summary, the result of the restructuring will be a single integrated mutual fund complex. The consolidation includes the following proposals for the Sierra Prime Income Fund:

o    Electing a new Board of Trustees for the combined complex
o Approving new fund management arrangements with Composite, while retaining the current fee level
o    Retaining the current sub-advisor/portfolio manager for your Fund

The Composite Group has enjoyed a long history of investment management and growth, having opened its first mutual fund in 1939. Composite benefits from the many years of experience and expertise of its portfolio management team. The Composite Funds have successfully weathered the many market downturns and economic events while producing competitive returns for their shareholders. As a result, assets under management have exhibited steady growth and reflect the Funds' stable and loyal base of shareholders. With the addition of the Sierra Funds and their shareholders,the total assets and customer base of the combined mutual fund family will increase significantly.

Thank you for the trust and confidence you have placed in us. Our commitment to excellence in investment performance and in shareholder service is unchanged. I encourage you to return your card(s) or call (800) 848-3374 promptly, so you and your fellow shareholders may enjoy the many benefits of a larger mutual fund family as soon as possible.

Sincerely,


/s/ KEITH B. PIPES
----------------------------
Keith B. Pipes
President